Capital Management (Summary of EBITDA, Adjusted EBITDA and Adjusted Finance Costs) (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Disclosure of objectives, policies and processes for managing capital [abstract]
Adjusted finance costs	$ 748	$ 826
Finance costs	720	793
Unwinding of discount on asset retirement obligations	49	33
Borrowing costs capitalized to property, plant and equipment	(82)	(71)
Interest expense (income), net defined benefit liability (asset)	$ 5	$ 5